SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 14, 2004

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144

(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888

(Registrant’s Telephone Number, including Area Code)

Item 8.01                                             Other Events.

Copies of the Employment Agreement of Edward C. Milligan and Samuel B. Hay III as executed on September 8, 2004 are filed herewith as Exhibits.

Item 9.01.                                          Financial Statement and Exhibits.

(c)                                                                                  Exhibits

8.01(a)	Employment Agreement between Edward C. Milligan and the Company dated September 8, 2004

8.01(b)	Employment Agreement between Samuel B. Hay III and the Company dated September 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2004	MAIN STREET BANKS, INC.

	By:	/s/ Edward C. Milligan
Edward C. Milligan
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document

8.01(a)	Employment Agreement between Edward C. Milligan and the Company dated September 8, 2004

8.01(b)	Employment Agreement between Samuel B. Hay III and the Company dated September 8, 2004